UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[x]   Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[_]   Definitive Information Statement

                         Xerion EcoSolutions Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies: N/A

      (2)   Aggregate number of securities to which transaction applies: N/A

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      (4)   Proposed maximum aggregate value of transaction: N/A

      (5)   Total fee paid: N/A

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

PRELIMINARY COPY

                         XERION ECOSOLUTIONS GROUP INC.
                        Suites A-C 20/F Neich Tower, 128
                       Gloucester Road, WanChai, Hong Kong
                         The People's Republic of China

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

Dear Shareholder:

      A Special Meeting of shareholders of Xerion EcoSolutions Group Inc. ("Xerion") will be held at 159 N. Santa Anita Avenue, Arcadia, CA 91006, at 3:00 p.m. local time, and thereafter as it may be adjourned from time to time, on January 20, 2006 for the following purposes:

      (1) To approve the reincorporation of Xerion from the State of Colorado to the State of Nevada, including the change of our corporate name to
"SINO-American Development Corporation" and a change in the par value of preferred stock to $.001 par value per share from no par value;

      (2) To approve a one-for-eight (1-for-8) reverse split of the currently issued and outstanding Common Stock of Xerion;

      (3) To elect members to the Board of Directors of Xerion consisting of five persons: Mr. Fang Zhong, Mr. Luo Yun Fang, Mr. Fang Wei Feng, Mr. Fang Wei Jun, and Mr. Paul Mai;

      (4) To approve the 2006 Stock Option, SAR and Stock Bonus Plan;

      (5) To approve the appointment of Murrell, Hall, McIntosh & Co., PLLP as the registered public accounting firm of Xerion for its fiscal year ended December 31, 2005; and

      (6) To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

      This  Information   Statement  is  intended  to  afford  shareholders  the
opportunity to vote on the above described proposals, and any other matters, if any, that may be properly brought before the Special Meeting.

      On January 10, 2006, the Record Date for shareholders entitled to vote at the Special Meeting, there were 227,321,840 shares of the Common Stock of Xerion issued and outstanding. One-third of such outstanding shares of Common Stock is necessary to provide a quorum at the Special Meeting. Each share is entitled to one vote. Under the Articles of Incorporation, shareholders do not have the right to cumulate votes for the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, present and voting at the Annual Meeting, is required.

      The cost of distributing this Information Statement will be borne by Xerion which will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in forwarding the material to the beneficial owners of its Common Stock.

General Background and Recent Events

      Xerion entered into a Stock Exchange Agreement (the "Agreement") under which Town House Land Limited ("Town House"), a real estate development company located in The People's Republic of China (the "PRC"), would be acquired by Xerion in consideration of the issuance of Common Stock of Xerion representing 98.75% ownership interest in Xerion to the owners of Town House and their designees. The closing occurred on October 31, 2005, and Town House became a wholly-owned subsidiary of Xerion.

      A copy of the Agreement is attached to the Form 8-K current report of Xerion dated October 18, 2005 (Exhibit 2.1) and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Agreement.

      Following the closing, the principal executive office of Xerion was changed and moved to:

                         Xerion EcoSolutions Group Inc.
                           Suite A-C, 20/F Neich Tower
                               128 Gloucester Road
                               Wanchai, Hong Kong
                         The People's Republic of China

      On October 31, 2005, Mr. Warren C. Gacsi resigned as a director and an officer of Xerion. Mr. Zhong Fang was appointed as a director to fill the resulting vacancy. In addition, all officers of Xerion were replaced by new officers designated by Town House. Following these actions, the members of the Board were Mr. Ben Traub, Mr. Robert Skanes and Mr. Zhong Fang.

      Effective November 26, 2005, the Board of Directors of Xerion appointed Mr. Weifeng Fang and Mr. Weijun Fang to serve as directors of Xerion to fill vacancies resulting from the resignations of Mr. Ben Traub and Mr. Robert Skanes as directors.

      Prior to the reverse merger transaction, Xerion had been a non-operating corporate shell for several years and had no material assets, revenues or earnings. Because of the change in the ownership, control, and management of Xerion and the new active real estate development operations of Xerion, Xerion believes that it is in the best interests of Xerion to: (a) reincorporate in the State of Nevada, (b) increase the number of directors on the Board of Directors of Xerion, (c) effect a 1-for-8 reverse split of the outstanding Common Stock of Xerion, (iv) approve a stock option, SAR and stock bonus plan for the directors, officers, employees and consultants of Xerion, and (v) appoint Murrell Hall McIntosh & Co., PLLP as the independent registered public accounting firm of Xerion.

Town House Organization

      The  principal   business   operations  of  Town  House  are  real  estate
development. Its operations are conducted by and through its subsidiaries:

      1. Town House (Wuhan) Land Limited, formerly called Wuhan Pacific Real Estate Development Company Limited ("Town House-Wuhan")] that is located in Hong Kong in The People's Republic of China (the "PRC");

      2.    Town House (Miami) Corporation, a Florida Corporation; and

      3.    Town House Land (USA) Inc., a California corporation.

      The corporation organization of Town House is as follows:

                              ---------------------
                                   Town House
                              ---------------------
                                        |
      ---------------------------------------------------------------------
             |                          |                         |
      ------------------         ------------             -----------------
      Town House (Miami)           Town House              Town House Land
      Corporation                (Wuhan) Land             (USA) Corporation
                                    Limited

      Town House is a limited liability company organized in 2003 in the Hong Kong Special Administrative Region in the PRC as a holding company.

      Town House owns 97% of Town House-Wuhan which was organized in Hubei Province in the PRC as a limited liability company in 1995. Substantially all of the assets and operations of Town House in the PRC are conducted through Town House-Wuhan.

      Town House Miami Corporation is a Florida corporation organized on November 18, 2004.

      Town House Land (USA), Inc. is a California corporation organized on March 4, 2004.

      Town House (Wuhan) Land Limited

      Town House-Wuhan is one of the first privately owned property development companies in Wuhan City in the PRC and is one of the largest property developers in Wuhan City, based on a list of top 100 property development enterprises in Wuhan City in terms of gross floor area ("GFA"), published by the Wuhan Statistics Bureau and the Development Research Center. It had engaged principally in the development and sale of high quality commercial and private residential properties catering to the middle-class residential property market in Wuhan City and in the City of Yi Chang.

      Its portfolio of properties under development are currently all located in Wuhan City and in the City of Yi Chang, and target different segments within the mass residential property market, including young white color employees, middle to senior managers in enterprises, entrepreneurs and families with young children. These upwardly mobile people represent the emerging middle class and are a growing source of demand in the mass residential property market.

      Town House-Wuhan has equity interests in six property development projects in Wuhan City, with an approximate GFA of 200,000 square meters and an aggregate site area of approximately 100,566 square meters. Town House-Wuhan has obtained land use rights certificates in respect of each of these six property development projects. Town House-Wuhan has not yet obtained land use rights certificates in respect of, but has interest in and plans to develop a further five projects in Wuhan City with an approximate GFA of 252,000 square meters and an aggregate site area of approximately 70,000 square meters.

      Town House-Wuhan intends to further solidify its position in Wuhan City, and also plans to expand focus in the City of Yi Chang. Town House-Wuhan intends to pursue quality business opportunities in other fast growing cities in the PRC, if market conditions are appropriate.

Proposal 1. Approval of the reincorporation of Xerion from the State of Colorado to the State of Nevada.

General

      Xerion proposes to change its state of incorporation from the State of Colorado to the State of Nevada (the "Reincorporation"). For the reasons set forth below, Xerion believes that its best interest and that of our shareholders will be best served by the Reincorporation. Such Reincorporation will be accomplished by merging Xerion with and into its new wholly-owned Nevada subsidiary, SINO-American Development Corporation ("SADC"). The proposal to change our state of incorporation gives our shareholders dissenters' rights under Colorado law. The Reincorporation will not result in a change in our capitalization included in our current Articles of Incorporation.

Reasons for the Reincorporation

      The only reason that Xerion is incorporated in the State of Colorado is that its predecessor's operations were based and incorporated in the State of Colorado. The Board of Directors believe that a change in our state of incorporation from Colorado to Nevada will meet our business needs and that the Colorado Business Corporations Act ("CBCA") does not offer corporate law advantages comparable to those provided by the laws of the State of Nevada. Xerion also wishes to reincorporate to Nevada in order to have more flexibility in approval of corporate actions by shareholders acting through written consent. The corporate laws of the State of Nevada are, in the opinion of Xerion, more flexible and less burdensome in areas like the need to call a shareholders' meeting to approve any and all corporate actions or certain changes to the Articles of Incorporation. Reincorporation from Colorado to Nevada also may make it easier to attract future candidates willing to serve on our Board of Directors. Potential candidates are generally more familiar with Nevada law, including provisions relating to director indemnification; from their past business experience.

LIMITATION OF SHAREHOLDERS' PARTICIPATION IN CONSIDERATION AND APPROVAL OF FUTURE CORPORATE ACTIONS

      BY APPROVING THE MERGER AND REINCORPORATION, YOU WILL CAUSE THE SURVIVING CORPORATION'S NEVADA ARTICLES OF INCORPORATION AND NEVADA BY-LAWS TO GOVERN CORPORATE GOVERNANCE. WHILE NO MATERIAL CHANGES TO XERION'S CURRENT ARTICLES OF INCORPORATION ARE BEING ADOPTED, BY REINCORPORATING TO NEVADA, ONE SHAREHOLDER, MR. FANG ZHONG, WHO HOLDS OVER 82% OF THE VOTING POWER OF XERION, WILL BE ABLE TO APPROVE BY WRITTEN CONSENT AND WITHOUT ANY VOTE BY THE OTHER SHAREHOLDERS ALMOST ANY PROPOSED CORPORATE ACTION, INCLUDING APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION, APPROVAL OF SIGNIFICANT CORPORATE TRANSACTIONS LIKE MERGERS, RECLASSIFICATIONS OF XERION'S SECURITIES, THE NUMBER OF DIRECTORS ON XERION'S BOARD OF DIRECTORS, DISSOLUTION OF XERION AND GOING PRIVATE TRANSACTIONS. WHILE MR. FANG WOULD HAVE SUFFICIENT VOTING POWER UNDER THE CBCA TO APPROVE ALMOST EVERY PROPOSED CORPORATE ACTION, HE WOULD HAVE TO APPROVE SUCH ACTIONS AT A SHAREHOLDERS' MEETING AT WHICH THE OTHER SHAREHOLDERS WOULD HAVE THE OPPORTUNITY TO VOICE THEIR OPINIONS AND CAST THEIR VOTES AS WELL AS RECEIVE ANSWERS FROM XERION'S SENIOR MANAGEMENT ON ANY PROPOSED CORPORATE ACTION. UNDER NEVADA LAW, MR. FANG COULD APPROVE MOST PROPOSED CORPORATE ACTIONS WITHOUT A SHAREHOLDERS' MEETING AND WITHOUT XERION SOLICITING YOUR VOTE AT A SHAREHOLDERS' MEETING.

The Merger Agreement

      To effect our Reincorporation in Nevada, we will be merged with and into SADC, with SADC being the surviving corporation (the "Agreement and Plan of Merger"). Following the merger, SADC will continue to conduct the business of Xerion as a Nevada corporation under the name "SINO-American Development Corporation" and will assume all of our assets and liabilities. The persons nominated and elected herein to be our Board of Directors and officers will become the Board of Directors and officers of the surviving corporation for identical terms of office.

      At the effective time of the Reincorporation, each outstanding share of our Colorado Common and Preferred Stock (hereinafter jointly referred to as the "Colorado Stock") will automatically be converted into one fully paid and nonassessable share of Common Stock and Preferred Stock of SADC (hereinafter jointly referred to as the "SADC Stock"), each having the same rights as existed prior to the merger. We do not intend to issue new stock certificates to stockholders of record upon the effective date of the merger and each certificate representing issued and outstanding shares of our Colorado Stock immediately prior to the effective date of the merger will evidence ownership of the shares of SADC Stock after the effective date of the merger. Thus, it will not be necessary for our shareholders to exchange their existing stock certificates for certificates of SADC. However, after consummation of the merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to our transfer agent for cancellation, and obtain a new Nevada form of certificate.

STOCKHOLDERS NEED NOT EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. HOWEVER, ANY STOCKHOLDERS DESIRING NEW STOCK CERTIFICATES REPRESENTING COMMON STOCK OF THE SURVIVING CORPORATION MAY SUBMIT THEIR EXISTING STOCK CERTIFICATES TO SIGNATURE STOCK TRANSFER, INC., 2591 ONE PRESTON PARK, 2301 OHIO DRIVE, SUITE 100, PLANO, TX 75093, OUR TRANSFER AGENT, AND OBTAIN NEW CERTIFICATES. THERE WILL BE A CHARGE OF APPROXIMATELY
$35.00 PER CERTIFICATE PAYABLE BY ANY SHAREHOLDER DESIRING A NEW SHARE CERTIFICATE.

      At the effective time of the merger, SADC's Common Stock will be listed for trading on the NASD Electronic Bulletin Board and the Colorado Common Stock will cease to be listed on the NASD Electronic Bulletin Board.

      Approval of the Reincorporation (which constitutes approval of the Agreement and Plan of Merger) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders of the Colorado Stock of Xerion.

Effective Time

      If approved by the requisite vote of the holders of shares of the Colorado Stock, it is anticipated that the merger, and consequently the Reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the Agreement and Plan of Merger) in accordance with Article 7-111-105 of the CBCA and the Articles of Merger to be filed with the Secretary of State of Nevada in accordance with the relevant provisions of the Nevada Revised Statutes (the "NRS"). However, the Agreement and Plan of Merger may be terminated and abandoned by action of the Board of Directors of Xerion at any time prior to the effective time of the Reincorporation, whether before or after the approval by holders of shares of the Colorado Stock, if the Board of Directors of Xerion determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would be inadvisable or not in the best interests of Xerion and its shareholders.

Effect of not obtaining the Required Vote for Approval

      If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation and merger will not be consummated and Xerion will continue to be incorporated in Colorado. However, Mr. Fang Zhong who owns more than 82% of the outstanding Common Stock of Xerion has indicated that he intends to vote FOR all of the proposals being presented at this Special Meeting.

Comparison of the Corporate Laws of Nevada and Colorado

      Although it is not practical to compare all of the differences between Colorado law and our current Articles of Incorporation and Bylaws and Nevada law and the Articles of Incorporation and Bylaws of the surviving corporation, the following is a summary of certain differences that we believe may significantly affect the rights of our stockholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the Nevada Revised Statutes ("NRS"), the Colorado Business Corporation Act ("CBCA") and the forms of the Articles of Incorporation and Bylaws of the surviving corporation. In addition to the changes described below, certain technical changes have been made to the Nevada Articles of Incorporation and Nevada Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non-material differences between the CBCA and NRS. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the corporate laws of the State of Nevada and the Nevada Articles of Incorporation and Bylaws.

      A copy of the proposed Agreement and Plan of Merger, the Articles of Incorporation of SADC and the Bylaws of SADC are attached hereto as Exhibits A, B and C, respectively.

Corporate Name

      Under both the NRS and the CBCA, a change in the corporate name requires an amendment to the articles of incorporation. In such event, the approval of the shareholders of a corporation is required.

Authorized Stock and Par Value

      The authorized shares of Common Stock of Xerion under the Colorado Articles of Incorporation are 300,000,000 shares, $.001 par value, and there are 50,000,000 shares of authorized Preferred Stock, no par value. Under the Nevada Articles of corporation, Xerion shall have the authority to issue the same number of common and preferred shares. The par value of the common stock will continue to be $.001 per share; however, the par value of the authorized preferred stock will be changed to $.001 per share from no par value which will significantly reduce franchise taxes in the State of Nevada. Pursuant to the terms of the Nevada Articles of Incorporation, the Board of Directors is authorized to provide for the issue of all of, or any of, the shares of the preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as may be permitted by the NRS.

Dividends/Distributions

      Under both the NRS and the CBCA, a corporation may make distributions to stockholders (subject to any restrictions contained in the corporation's articles of incorporation) as long as, after giving effect to the distribution,
(a) the corporation will be able to pay its debts as they become due in the usual course of business, and (b) the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Special Meetings of Shareholders

      Under Nevada and Colorado law, unless otherwise provided in the articles of incorporation or bylaws, the President may call by the entire Board of Directors or by any two directors, or special meetings of the stockholders. In addition, Colorado law permits the holders of not less than 10% of all votes entitled to be cast on any issue (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation) to call a special meeting. Our current Bylaws provide that a special meeting may be called by the Board, the President, or the holders of not less than 10% of all votes entitled to be cast on any issue. After the Reincorporation, our Bylaws will provide that a special meeting, except as prescribed by statute, may be called at any time by the majority of the Board, the Chairman, the Chief Executive Officer, or by the President.

Action by Written Consent

      Under Nevada law, unless otherwise provided in a corporation's articles of incorporation, the shareholders may take action without a meeting if a consent in writing to such action is signed by the shareholders having a minimum number of votes that would be necessary to take such action at the meeting. No limitation of this right is included in the proposed Articles of Incorporation of SADC.

      Under the CBCA, there is no provision to allow Xerion's shareholders to take any action without a meeting, unless the same is done by unanimous consent.

Quorum for Stockholder Meetings

      Under the NRS, unless otherwise provided in a corporation's articles of incorporation or its bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders.

      The CBCA is similar to the NRS, except that the quorum requirement may be provided in a corporation's articles of incorporation but not its bylaws. Our current Bylaws provide that the presence in person or by proxy of stockholders constituting a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. The proposed new Bylaws will contain a similar provision.

Stockholder Voting Requirements

      Under both the NRS and the CBCA, if a quorum is present, directors are generally elected if they receive more votes favoring their election than opposing it, unless a greater number of votes is required by the articles of incorporation or by-laws (in the case of a Nevada corporation) or the articles of incorporation (in the case of a Colorado corporation). With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the NRS or CBCA or a Colorado corporation's articles of incorporation (but not its bylaws), if a quorum is present a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action. Under the NRS, and unless otherwise provided by the NRS or a Nevada corporation' s articles of incorporation or Bylaws, a proposal is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. As a result, abstentions under Nevada law have the effect of a vote against most proposals. Our current Bylaws provide that a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action.

      Under both the NRS and the CBCA, in the case of a merger, consolidation or a sale, lease or exchange of all or substantially all of the assets of a corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is generally required. Accordingly, under the NRS and the CBCA, abstentions have the same effect as votes against such a transaction.

Proxies

      Under Nevada law, a proxy executed by a stockholder will remain valid for a period of six months from the date of its creation, unless the proxy provides for a longer period, which may not exceed 7 years. Under Colorado law, a proxy is generally effective only for a period of 11 months unless otherwise provided in the proxy.

Board Recommendations Regarding Merger

      Both the NRS and the CBCA generally provide that the stockholders of a corporation must approve a merger. In order to obtain stockholder approval, the board of directors of a both a Nevada and Colorado corporation must "recommend" the plan of merger (unless a conflict of interest exists).

        Both the NRS and the CBCA provide that the board of directors may condition its submission of the proposed merger on any basis.

Merger with Subsidiary

      Under both the NRS and CBCA, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity. However, pursuant to the Agreement and Plan of Merger, the subsidiary will be the surviving entity. In such event, approval of the shareholders is required under both the NRS and CBCA.

Consideration for Stock

      Under the NRS, shares may be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to, cash, promissory notes, services performed or to be performed, contracts for services to be performed or other securities of the corporation. Under the CBCA, a corporation may issue its capital stock in return for tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation, but not for services to be performed. However, a promissory note does not constitute consideration for shares unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note.

Board Vacancies

      The NRS provides that, unless otherwise provided in a corporation's articles of incorporation or bylaws, a vacancy or newly created directorship on the board of directors may be filled by a majority of the remaining directors, even though less than a quorum. Under the CBCA, a vacancy on the board of directors may be filled by an affirmative vote of the remaining directors or by the shareholders, unless the articles of incorporation provides otherwise.

Removal of Directors

      The NRS provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed by the holders of two-thirds of the shares entitled to vote at an election of directors, unless the articles of incorporation provide for a greater percentage to approve the action. In the event the corporation provides in its articles of incorporation for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time, except by the vote of stockholders owning sufficient shares to prevent each director's election to office at the time of removal. The Articles of Incorporation of SADC will not contain a provision for cumulative voting.

      The CBCA provides that, except with respect to corporations with directors elected by a voting group of stockholders or by cumulative voting, stockholders may remove one or more directors with or without cause unless the corporation's Articles of Incorporation provides that directors may be removed only for cause. None of our directors are elected by a voting group and there is no cumulative voting.

Committees of the Board of Directors

      The NRS and the CBCA both provide that the board of directors of a corporation may delegate many of its duties to one or more committees elected by a majority of the board. A Nevada corporation may delegate to a committee of the board of directors all the powers and authority of the board of directors in the management of the business and affairs of the corporation but no such committee may approve or adopt or recommend to the stockholders any action or matter for which the NRS requires shareholder approval or adopt, amend or repeal any bylaw of the corporation.

      The CBCA places more limitations on the types of activities that can be delegated to committees of the board. Under Colorado law, a committee of the board of directors may not authorize distributions, approve or propose to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, approve a plan of merger not requiring shareholder approval, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

Dissenters' Rights

      Under the NRS, dissenters' rights are afforded to stockholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to restrictions similar to those provided by the CBCA, as described below), sale of the corporations' assets, or any other action requiring shareholder approval. Under the NRS, there are no appraisal rights in connection with a dissenting shareholder. Rather, the matter is submitted to a court proceeding to establish the fair market value. Unless provided for in the articles of incorporation, dissenters' rights do not apply to a stockholder of a Nevada corporation if the stockholder's shares were (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 stockholders.

      Under the CBCA, dissenting stockholders who follow prescribed statutory procedures are, in certain circumstances, entitled to judicial appraisal rights in the case of (a) a merger or consolidation, (b) a sale or exchange of all or substantially all the assets of a corporation, (c) consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the stockholder is entitled to vote upon the consent of the corporation to the disposition. Such rights are not provided when (a) such stockholders are stockholders of a corporation surviving a merger or consolidation where no vote of the stockholders is required for the merger or consolidation, or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the Nasal Stock Market or held of record by more the 2,000 stockholders.

Amendment to Articles of Incorporation

      The NRS and the CBCA generally provide that an amendment to the articles of incorporation must be approved by the board of directors and by the stockholders of a corporation. The NRS provides that a vote to amend the corporation's articles of incorporation requires the approval of a majority of the outstanding stock entitled to vote. Therefore, under the NRS, an abstention or a non-vote effectively counts as a vote against an amendment to the articles of incorporation.

      Under the CBCA, an amendment to a Colorado corporation's articles of incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment unless the CBCA, the corporation's articles of incorporation or the corporation's board of directors requires a greater vote.

Amendments to Bylaws

      The NRS provides that the stockholders and, if provided in the articles of incorporation, the board of directors, are entitled to amend the bylaws. The CBCA provides that the stockholders, as well as the directors, may amend the bylaws, unless such power is reserved to the stockholders by the articles of incorporation or by specified action of the stockholders. Neither Xerion's current Articles of Incorporation nor the surviving corporation's Articles of Incorporation reserve such power to the stockholders.

Liability of Directors

      Except in certain circumstances, the NRS provides that a director is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act of failure to act in his capacity as a director unless it is proven that (a) his acts or failure to act constituted a breach of fiduciary duty, and (b) his breach of those duties involve intentional misconduct, fraud or a knowing violation of law, unless the articles of incorporation provide otherwise.

      Under the CBCA, if so provided in the articles of incorporation, a director is not personally liable for monetary damages to the corporation or any other person except that liability is not eliminated or limited for any breach of the director's duty of loyalty to the corporation or its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful distributions, or any act which the director, directly or indirectly, derived an improper personal benefit. Our current Articles of Incorporation, as amended, includes a provision eliminating director liability for monetary damages for breaches of a fiduciary duty to the maximum extent permitted by the CBCA and the proposed Articles of Incorporation will also include a provision eliminating director liability for monetary damages for breaches of a fiduciary duty to the maximum extent permitted by the NRS.

Indemnification

      Under both the CBCA and the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys' fees) and certain amounts paid in settlement, and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The CBCA and the NRS each provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

      The Articles of Incorporation of the surviving corporation provide that directors, officers, employees and agents will be indemnified to the fullest extent permitted by the NRS.

Stockholder Inspection of Books and Records

      The NRS permits any stockholder holding not less than 15% of all of the issued and outstanding shares of stock of such corporation, or has been authorized in writing by the holders of at least 15% of all of the issued and outstanding shares of stock of such corporation, upon at least 5 days written demand, the right, during normal business hours, to inspect and copy the corporation's books of account and all financial records of the corporation, and to conduct an audit of such records. This right cannot be limited in the articles of incorporation. Costs of the same are borne by the demanding party. The aforesaid provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

      Under the CBCA, a stockholder is entitled to inspect and copy, during regular business hours at the corporation's principal office, the articles of incorporation, bylaws, certain board and stockholders resolutions, all written communications to stockholders within the prior three years, a list of the names and business addresses of the corporation's directors and officers, the corporation's most recent annual report and all financial statements prepared for the periods ended during the last three years that a shareholder could have requested the same, only if the stockholder gives at least five business days' prior written notice to the corporation.

Treasury Stock

      A Nevada corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock that is issued but not outstanding. A Colorado corporation may also reacquire its own issued and outstanding capital stock. Under the CBCA, however, all capital stock reacquired by a Colorado corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock which is issued but not outstanding, unless a provision in the articles of incorporation so provide.

Possible Disadvantage of a Change in Domicile

      Despite the belief of the Board of Directors that the proposed Reincorporation is in the best interests of both Xerion and our shareholders, it should be noted that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. However, the Board of Directors believes that Nevada law will provide Xerion with the comprehensive flexible structure which it needs to operate effectively.

Tax Consequences of the Merger

      The merger and resulting reincorporation of Xerion from Colorado to Nevada will constitute a tax-free reorganization within the meaning of Section 368
(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, stockholders upon the conversion of our Common Stock into the surviving corporation's Common Stock will recognize no gain or loss. Each stockholder whose shares are converted into the surviving corporation's Common Stock will have the same basis in the Common Stock of the surviving corporation as such stockholder had in our Common Stock held immediately prior to the effective date of the merger. The stockholder's holding period in the surviving corporation's Common Stock will, for federal income tax purposes, include the period during which the corresponding shares of Xerion's Common Stock were held, provided such corresponding shares of Xerion's Common Stock were held as a capital asset on the effective date of the merger.

      We will recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to our tax attributes. Changing our state of incorporation will not affect the amount of the corporate income and other taxes payable.

      A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Xerion's Common Stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the SADC Common Stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of SADC's Common Stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held Xerion Stock.

      The foregoing is only a summary of the federal income tax consequences and is not tax advice.

      This Information Statement does not contain any information regarding the tax consequences, if any, under applicable state, local or foreign laws, and each stockholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed Reincorporation in view of a stockholder's individual circumstances.

Rights of Dissenting Shareholders

      Summarized below are the dissenters' rights of the holder of Colorado Common Stock and the statutory procedures required to be followed in order to perfect such rights. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and each holder of Colorado Common Stock should consult with their legal counsel regarding the same. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters' rights by the dissenting shareholder.

      Pursuant to the CBCA, each record holder of Colorado Common Stock may assert dissenters' rights as to fewer than all of the shares of Colorado Common Stock registered in such record holder's name only if the record holder dissents and does not vote in favor of the Reincorporation proposal with respect to all shares of Colorado Common Stock beneficially owned by any one person and causes Xerion to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters' rights.

      A beneficial holder of Colorado Common Stock may assert dissenters' rights as to the shares held on such beneficial shareholder's behalf only if the beneficial holder causes the Company to receive the record holder's written consent to the dissent not later than the time the beneficial holder asserts dissenters' rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the Reincorporation proposal with respect to all shares of Colorado Common Stock owned by the beneficial holder.

      If the holder of Colorado Common Stock wishes to dissent, he, she or it must send to Xerion, before the vote on the Reincorporation merger is taken, written notice of his, her or its intention to demand payment for his, her or its shares of Colorado Common Stock if the Reincorporation merger is effectuated. Neither a vote against the Reincorporation proposal nor any proxy directing such vote, nor abstention from voting on the Reincorporation proposal will satisfy the requirement for a written notice to Xerion. All such notices should be mailed to: Xerion EcoSolutions Group Inc., Suites A-C 20/F Neich Tower, 128 Gloucester Road, WanChai, Hong Kong, The People's Republic of China;
Attention: Corporate Secretary.

      If the Reincorporation is authorized at the Special Meeting, then, within 10 days thereafter, we will provide to the holder of Colorado Common Stock, if still entitled to demand payment, a written notice containing all information required by Colorado law. The dissenting holder entitled to demand payment must, in accordance with the provisions of Article 113 of the CBCA, demand payment and deposit share certificates representing such dissenting holder's shares of Colorado Common Stock.

      We will pay to the holder of Colorado Common Stock, if eligible, and if he, she or it has validly exercised his, her or its dissenters' rights under
Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder's shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the Reincorporation until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting owner of Colorado Common Stock entitled to receive payment. If the holder of shares of Colorado Common Stock has validly exercised dissenters' rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such holder's shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within 60 days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder's estimate of the fair market value of such holder's shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder's demand for payment.

      The Board of Directors recommends a vote FOR the approval of the reincorporation of Xerion in the State of Nevada.

Proposal 2.  Reverse Stock Split

      Xerion proposes a one-for-eight (1-for-8) reverse split of its currently issued and outstanding shares of its Common Stock. As a result of the reverse split, each share of Common Stock outstanding at the effective time of the reverse split, will, without any action on the part of the holder thereof, become one-eighth of a share of Common Stock. For purposes of this description, the Common Stock, as presently constituted, is referred to as the "Old Common Stock" and the Common Stock resulting from the reverse split is referred to as the "New Common Stock."

      Principal Effects of the Reverse Split. The principal effects of the reverse split will be as follows:

      Based  upon  the   227,321,840   shares  of  Old  Common  Stock  presently
outstanding on the Record Date, the reverse split would decrease the number of outstanding shares of Old Common Stock to approximately 28,415,230 shares.

      Xerion will obtain a new CUSIP number for the New Common Stock at the time of the reverse split. Following the effectiveness of the reverse split, each 8 shares of Old Common Stock, without any action on the part of the holder, will represent one share of New Common Stock.

      Subject to minor differences resulting from the rounding up of fractional shares, as described below, consummation of the reverse split will not result in a material change in the relative equity position or voting power of the holders of Old Common Stock.

      Purposes of the Reverse Stock Split. The reverse split was a negotiated provision in the Exchange Agreement between Xerion and the previous owners of Town House. The reverse split will decrease the number of shares of Old Common Stock outstanding and may increase the per share market price for the New Common Stock. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or Xerion's reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon a stock trading at or under $1.00 per share as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks.

      Many leading brokerage firms are reluctant to recommend lower-priced securities to their clients and a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of lower priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stocks because the brokerage commission on a sale of a lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue.

      In addition, in the absence of the reverse split, there are not a sufficient number of authorized but unissued shares of Common Stock to consummate future stock offerings or acquisitions. The Board of Directors believes that the Reverse Split is in the best interest of Xerion. The reverse split would reduce the number of shares of its Common Stock outstanding to amounts that the Board of Directors believes are more reasonable in light of its size and market capitalization. Finally, Xerion expects to require additional capital for its operations and may not be able to raise the necessary capital unless the price of the Common Stock is higher than the current Common Stock price levels. However, no assurance can be given that the reverse split will result in any increase in the Common Stock price or that Xerion will be able to complete any financing following the reverse split.

      When the trading price of Xerion's Common Stock is below $5.00 per share, the Common Stock is considered to be "penny stocks" that are subject to rules promulgated by the United States Securities and Exchange Commission (the "Commission") (Rule 15-1 through 15g-9) under the Securities Exchange Act of 1934. These rules impose significant requirements on brokers under these circumstances, including: (a) delivering to customers the Commission's standardized risk disclosure document; (b) providing to customers current bid and offers; (c) disclosing to customers the broker-dealer and sales representatives compensation; and (d) providing to customers monthly account statements.

      The possibility exists that the reduced number of outstanding shares will adversely affect the market for the Common Stock by reducing the relative level of liquidity. In addition, the reverse split may increase the number of shareholders who own odd lots, or less than 100 shares. Shareholders who own odd lots typically find it difficult to sell their shares and frequently find odd lot sales more expensive than round lot sales of 100 shares or more.

      After  the  reverse  split,   Xerion  will  have  issued  and  outstanding
approximately 28,415,230 shares of its Common Stock, and Xerion will have the corporate authority to issue approximately 271,584,770 additional shares of authorized but unissued Common Stock. These authorized and unissued shares may be issued without shareholder approval at any time, in the sole discretion of the Board of Directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of Xerion. Any decision to issue additional shares will reduce the percentage of Xerion's shareholders' equity held by the current shareholders and could dilute Xerion's net tangible book value.

      No Exchange of Certificates and Elimination of Fractional Share Interests. On the effective date of the reverse split, each eight shares of Old Common Stock will automatically be combined and changed into one share of New Common Stock. No additional action on the part of Xerion or any shareholder will be required in order to effect the reverse split. Shareholders will not be requested to exchange their certificates representing shares of Old Common Stock held prior to the reverse split for new certificates representing shares of New Common Stock. However, shareholders will be furnished the necessary materials and instructions to effect such exchange upon request.

      No  fractional   shares  of  New  Common  Stock  will  be  issued  to  any
shareholder, and all fractional shares will be rounded up to the next whole number.

      Federal Income Tax Consequences of the Reverse Split. The combination of eight shares of the Old Common Stock into one share of New Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the Old Common Stock will be transferred to the New Common Stock received in exchange therefore.

      This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

      The Board of Directors of Xerion recommends a vote FOR the approval of the Reverse Stock Split.

Proposal 3. Nominees for Election of Directors

      The following table sets forth certain information regarding each nominee director of Xerion.

      Name                       Age   Current Positions          Director Since
      ----                       ---   -----------------          --------------
      Fang Zhong                  41   Chairman, Director,        October 31, 2005
      Suite A-C, 20/F Neich            Chief Executive Officer,
      Tower                            President
      128 Gloucester Road              and Treasurer
      Wanchai, Hong Kong
      The People's Republic of
      China

      Fang Weijun                 38   Director                   November 26, 2005
      Suite A-C, 20/F Neich
      Tower
      128 Gloucester Road
      Wanchai, Hong Kong
      The People's Republic of
      China

      Fang Weifeng                35   Director                   November 26, 2005
      Suite A-C, 20/F Neich
      Tower
      128 Gloucester Road
      Wanchai, Hong Kong
      The People's Republic of
      China

      Yang Jeongho                45   None                       - - -
      300 West Naomi Avenue
      Arcadia, CA 91007

      Paul H. Mai                 58   Chief Financial Officer    - - -
      2868 S. Concord Avenue
      Ontario, CA 91761

      Mr. Fang Zhong became the Chairman of the Board, a director, the Chief Executive Officer and President and is the founder and has been the Chairman of the Board, Chief Executive Officer and President of Town House, a wholly-owned subsidiary of Xerion since its organization in 2003. From 1995 to the present, he has been the Chief Executive Officer and a director of Town House-Wuhan Real Estate Development Company Limited ("Town House-Wuhan") which is the principal operating subsidiary of Town House. Mr. Fang Zhong received a Bachelor of Science degree in industrial and domestic architecture from the Wuhan Institute of Urban Construction. He also participated in the MBA program at Northern
Jiaotong University. He has received various awards, including "Young Entrepreneur in Central-south Area" of the PRC, and "One of Ten Excellent Young Entrepreneurs Leading Private Enterprises in Wuhan". He has also held other significant positions such as the Standing Director Hubei Physical Culture Foundation, Deputy to Jiang'an District People's Congress, a Standing Member to Jiang'an District Political Consultative Conference, and the Vice Chairman of Jiang'an District Young People Association, etc.

      Mr. Fang Weijun became a director of Xerion effective November 26, 2005. He has been employed as the Manager of the Engineering Department of Town House-Wuhan since 2000. He has been an employee of Town House-Wuhan for over ten
(10) years. He became the General Manager of Operations of Town House-Wuhan in 2003. He attended Zhengzhou College and graduated in 1985.

      Mr. Fang Weifeng became a director of Xerion effective November 26, 2005. He has been employed as the Manager of the Materials Department and Construction Operations of Town House-Wuhan, responsible for construction material purchases and distribution, since 1996. He became a director and Vice President-Construction Operations of Town House-Wuhan in 2003.

      Mr. Yang Jeongho is a new director elect of Xerion and has no present positions with Xerion. From 1993 to the present, Mr. Yang has been the Chief Executive Officer and President of Microworld Corp., Goldenrock Investment Inc., and Neilson Investment & Development Inc. From 1993 to 2003, he was a director of First Continental Bank and was the director of investment and loan committee. From 1988 to 2002, Mr. Yang was the Chief Executive Officer and President of Convenient Business Machines Corp. Mr. Yang graduated from the Tatung Institute of Technology with a mechanical engineering degree in 1983, and he received a Master of Science degree in computer engineering from Syracuse University in 1986.

      Mr. Mai became the Chief Financial Officer of Xerion on December ____, 2005. From February 2002 to the present, Mr. Mai has been a real estate broker with ReMax 2000. From 1997 to January 2002, he was a real estate broker with Coldwell Banker George Realty. Mr. Mai graduated from the Taiwan Naval Academy in 1971, and received a computer science degree in 1984 from Central State University in Oklahoma.

Compensation

      The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to Town House and its subsidiaries for the fiscal years ended December 31, 2004, 2003, and 2002, by the person serving in the capacity of chief executive officer and the most highly compensation executive officers of Town House. This information includes the dollar amount of annual base salaries:

                                                    SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION(1)(2)             LONG TERM
                                              AWARDS                   COMPENSATION PAYOUTS
                                   ------------------------------   ----------------------------
NAME AND                                                OTHER       RESTRICTED     SECURITIES                    ALL
PRINCIPAL                 FISCAL                        ANNUAL        STOCK        UNDERLYING       LTIP        OTHER
POSITION                   YEAR    SALARY    BONUS   COMPENSATION     AWARDS      OPTIONS/SARs     PAYOUTS   COMPENSATION

-----------------------   ------   -------   -----   ------------   ----------   ---------------   -------   ------------
Fang Zhong (1)              2004   $12,480   $   0   $          0     - - -           - - -         - - -       - - -
Chairman, Director,         2003   $10,985   $   0   $          0     - - -           - - -         - - -       - - -
Chief Executive             2002   $ 6,197   $   0   $          0     - - -           - - -         - - -       - - -
Officer, President and
Treasurer

-----------------------   ------   -------   -----   ------------   ----------   ---------------   -------   ------------
Benjamin Traub              2004   $60,000   $   0   $          0     - - -           - - -         - - -       - - -
Director and former         2003   $60,000   $   0   $          0     - - -      150,000 shares     - - -       - - -
Chief Executive Officer                                                          of common stock
and President               2002   $     0   $   0   $          0     - - -           - - -         - - -       - - -

-----------------------   ------   -------   -----   ------------   ----------   ---------------   -------   ------------

(1) Excludes use of automobiles provided by Town House and certain personal benefits that are valued at less than levels which would otherwise require disclosure under the rules of the U.S. Securities and Exchange Commission.

Stock Option or Stock Bonus Plan

      Xerion has not previously been adopted any stock option or stock bonus plan and no options have been issued, or are proposed to be issued, to the named directors and executive officers of Xerion at the present time.

Employment Contracts

      Xerion has no employment agreements or consulting agreements with any of its directors or officers.

Benefit Plans

      Xerion does not have any pension plan, profit sharing plan, or similar plans for the benefit of its officers, directors or employees. However, Xerion may establish such plans in the future.

Compensation of Directors

      Xerion has not adopted any plan or arrangement for compensating directors for their services.

Certain Relationships and Related Transactions

      During the past two years ended December 31, 2004 and 2003, and during the ten month period ended October 31, 2005, Town House received from time to time short-term advances for general corporate purposes from Mr. Fang Zhong, a director and an officer of Town House. Town House had previously established the practice of making advances for business related costs and expenses to its executive officers.

      A summary of advances to and from the executive officers and directors of Town House during 2004 and 2003 and during the interim period ended June 30, 2005 (unaudited) are as follows:

                                              Maximum outstanding
                                              balance during the
                 Beginning at December 31,      period ended        Security
Name                2004           2003          June 30, 2005         Held
-------------   -----------    -----------    -------------------    --------

Fang Zhong      $(2,022,604)   $(2,399,321)   $        (1,671,077)     None
Hu Min          $     5,970    $   (41,667)   $             5,970      None
Fang Weijun     $      (440)   $   (48,077)   $              (440)     None
Fang Wei Feng   $   (77,744)   $  (125,826)   $           (77,744)     None


      The Board of Directors recommends a vote FOR the nominees for directors described in this Information Statement.

Proposal 4. Approval of the 2006 Stock Option, SAR and Stock Bonus Plan.

      Xerion's Board of Directors has adopted a 2006 Stock Option, SAR and Stock Bonus Plan (the "Plan") of Xerion. The Plan designates a Stock Plan Committee appointed by the Board of Directors and authorizes the Stock Plan Committee to grant or award to eligible participants of Xerion and its subsidiaries and affiliates, stock options, stock appreciation rights, restricted stock performance stock awards and bonus stock awards for up to 3,000,000 shares (post-reverse split) of the New Common Stock of Xerion. The initial members to be appointed to the Stock Plan Committee are Mr. Fang Zhong, Mr. Yang Jeongho and Mr. Fang Wei Feng. There are no awards outstanding under the Plan. A complete copy of the Plan is attached hereto as Exhibit D.

      The following is a general description of certain features of the Plan:

      1. Eligibility. Directors, officers, key employees and consultants of Xerion, its subsidiaries and its affiliates who are responsible for the management, growth and profitability of the business of Xerion, its subsidiaries and its affiliates, are eligible to be granted stock options, stock appreciation rights, and restricted or deferred stock awards under the Plan.

      2. Administration. The Plan is administered by the Stock Option Committee (the "Committee") of Xerion. The Committee has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Plan.

      3. Stock Options. The Plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options ("ISO's") under section 422 of the Internal Revenue Code of 1986, and stock options that do not so qualify ("Non-Qualified Stock Options"). The option exercise price for each share covered by an option shall be determined by the Committee but shall not be less than 100% of the fair market value of a share on the date of grant for ISO's, and not less than 85% of the fair market value of a share on the date of grant for Non-qualified Stock Options. The term of each option will be fixed by the Committee, but may not exceed 10 years from the date of the grant in the case of an ISO or 10 years and two days from the date of the grant in the case of a Non-Qualified Stock Option. In the case of 10% stockholders, no ISO shall be exercisable after the expiration of five (5) years from the date the ISO is granted.

      4. Stock Appreciation Rights. Non-transferable stock appreciation rights ("SAR's") may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted common stock of Xerion (as determined by the Committee), not greater in value than the increase since the date of grant in the value of the shares covered by such right. Each SAR will terminate upon the termination of the related option.

      5. Restricted Stock. Restricted shares of the Common Stock may be awarded by the Committee subject to such conditions and restrictions as they may determine. The Committee shall also determine whether a recipient of restricted shares will pay a purchase price per share or will receive such restricted shares without, any payment in cash or property. No Restricted Stock Award may provide for restrictions beyond ten (10) years from the date of grant.

      6. Performance Stock. Performance shares of Common Stock may be awarded without any payment for such shares by the Committee if specified performance goals established by the Committee are satisfied. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is based. The Committee shall establish the maximum number of shares to stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if, in it discretion unforeseen events make such adjustment appropriate. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee.

      7. Bonus Stock. The Committee may award shares of Common Stock to Eligible Persons, without any payment for such shares and without any specified performance goals. The employees eligible for bonus stock awards are senior officers and consultants of Xerion and such other employees designated by the Committee.

      8. Transfer Restrictions. Grants under the Plan are not transferable except, in the event of death, by will or by the laws of descent and distribution.

      9. Termination of Benefits. In certain circumstances such as death, disability, and termination without cause, beneficiaries in the Plan may exercise Options, SAR's and receive the benefits of restricted stock grants following their termination or their employment or tenure as a director as the case may be.

      10. Change of Control. The Plan provides that (a) in the event of a "Change of Control" (as defined in the Plan), unless otherwise determined by the Committee prior to such Change of Control, or (b) to the extent expressly provided by the Committee at or after the time of grant, in the event of a "Potential Change of Control" (as defined in the Plan), (i) all stock options and related SAR's (to the extent outstanding for at least six months) will become immediately exercisable: (ii) the restrictions and deferral limitations applicable to outstanding restricted stock awards and deferred stock awards will lapse and the shares in question will be fully vested: and (iii) the value of such options and awards, to the extent determined by the Committee, will be cashed out on the basis of the highest price paid (or offered) during the preceding 60-day period, as determined by the Committee. The Change of Control and Potential Change of Control provisions may serve as a disincentive or impediment to a prospective acquirer of Xerion and, therefore, may adversely affect the market price of the Common Stock of Xerion.

      11. Amendment of the Plan. The Plan may be amended from time to time by majority vote of the Board of Directors provided as such amendment may affect outstanding options without the consent of an option holder nor may the plan be amended to increase the number of shares of Common Stock subject to the Plan without stockholder approval.

      Shareholders should note that certain disadvantages may result from the adoption of the Plan. Pursuant to the Plan, Xerion is reserving the right to issue up to 3,000,000 shares of New Common Stock. Such issuances may be in the form of stock options, stock appreciation rights, restrictive stock awards, performance stock or bonus stock. Each of these issuances may be made at prices below the then current market price of Xerion's Common Stock, or at the time of exercise the exercise price may be below current market prices of Xerion's Common Stock. Accordingly, the sale of these shares may adversely affect the market price of our Common Stock. The issuance of shares upon the exercise of stock options may also result in substantial dilution to the interests of other stockholders. Additionally, the issuance of shares under the plan will result in the reduction of shareholder's interest of Xerion with respect to earnings per share, voting, liquidation and book value per share.

      Federal Income Tax Consequences. The following discussion summarizes U.S. federal tax treatment of options granted under the Plan under federal tax laws currently in effect. The rules governing the tax treatment of options are quite technical and the following discussion is necessarily general in nature and does not purport to be complete. The statutory provisions and interpretations described below are, of course, subject to change, and their application may vary in individual circumstances. Optionees are encouraged to seek professional tax advice when exercising Awards under the Plan.

      Non-Qualified Stock Options. If an optionee is granted options under the Plan that constitute non-qualified stock options, the optionee will not have taxable income on the grant of the option, nor will Xerion be entitled to any deduction. Generally, on exercise of non-qualified stock options, an optionee will recognize ordinary income, and Xerion will be entitled to a deduction, in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. The holder's basis for the Common Stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises the stock option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

      Incentive Stock Options. There is no taxable income to an optionee when he is granted an option under the Plan that constitutes an ISO or when that option is exercised. However, the amount by which the fair market value of the common stock at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to Xerion, unless the optionee disposes of the common stock within (a) two years after the date of grant of the ISO or (b) within one year of the date the common stock was transferred to the optionee. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the exercise price and the fair market value of the Common Stock on the date of the option's exercise will be taxed at ordinary income rates, and Xerion will be entitled to a deduction to the extent the optionee must recognize ordinary income. An ISO exercised more than three months after an optionee retires, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. Xerion will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

      SARs. No taxable income is realized on the receipt of an SAR, but on exercise of the SAR the fair market value of the common stock (or cash in lieu of common stock) received must be treated as compensation taxable as ordinary income to the optionee in the year of the exercise. Xerion will be entitled to a deduction for compensation paid in the same amount which the optionee realized as ordinary income.

      Stock Awards. The taxation of stock awards will depend in part on the type of stock award that is granted. However, if an employee has been granted a restricted stock unit, he will generally not realize taxable income at the time of grant, and Xerion will not be entitled to a deduction at that time. Instead, the employee will generally recognize ordinary income at the time a restricted stock unit becomes vested (that is, when the Committee approves the release of the restricted stock unit) in an amount equal to the fair market value of the Common Stock that becomes vested pursuant to such restricted stock unit (plus the amount of any dividend equivalents awarded with respect to the restricted stock unit and interest thereon), and Xerion will be entitled to a corresponding deduction.

      The foregoing is only a summary of certain federal income tax consequences under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

      The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Exhibit D.

      The Board of Directors recommends a vote FOR the approval of the Plan.

Proposal 5.  Approval of  Appointment  of  Independent  Public  Accounting  Firm
             Murrell, Hall, McIntosh & Co., PLLP

      The Board of Directors has appointed Murrell, Hall, McIntosh & Co., PLLP to audit the consolidated financial statements of Xerion for the year ended December 31, 2005. A representative of Murrell, Hall, McIntosh & Co., PLLP is expected to be present at the Special Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

      The Board of Directors recommends a vote FOR the approval and ratification of the appointment of Murrell, Hall, McIntosh & Co., PLLP as Xerion's independent auditors for the year ended December 31, 2005.

Security Ownership of Certain Beneficial Owners

      The following table sets forth as of November 30, 2005, the number and percentage of the 227,321,840 shares of the total outstanding Common Stock of Xerion that were beneficially owned by each person who is currently an officer, director or director-elect. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned.

      Name and Address                   Common Stock      Percent of Class
      ----------------                   ------------      ----------------

      Fang Zhong (1)(3)                   187,640,540(2)              82.5%(2)
      Suite A-C, 20/F Neich Tower
      128 Gloucester Road
      Wanchai, Hong Kong
      The People's Republic of China

      Hu Min (1)                            6,201,340                  2.73%
      Suite A-C, 20/F Neich Tower
      128 Gloucester Road
      Wanchai, Hong Kong
      The People's Republic of China

      Fang Weifeng (3)                      6,201,340                  2.73%
      Suite A-C, 20/F Neich Tower
      128 Gloucester Road
      Wanchai, Hong Kong
      The People's Republic of China

      Fang Weijun (3)                       6,201,340                  2.73%
      Suite A-C, 20/F Neich Tower
      128 Gloucester Road
      Wanchai, Hong Kong
      The People's Republic of China

      Yang Jeongho                          2,227,218(4)               1.00%
      300 West Naomi Avenue
      Arcadia, CA 91007

      Paul Mai                                      0                     0%
      2868 S. Concord Avenue
      Ontario, CA 91761

      Officer and directors as            208,517,778                  91.8%
      a group, including the above six
      persons

      ------------------------------------------------

      (1)   Mr. Fang Zhong and Ms. Hu Min are husband and wife.

      (2) Includes 6,201,340 shares of Common Stock of Xerion held in trust for the minor nephew of Mr. Fang.

      (3) Mr. Fang Zhong and, Mr. Fang Weifeng, and Mr. Fang Weijun are brothers.

      (4)   Mr. Yang Jeingho______________________________.


            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      Although quotations for Xerion's Common Stock appear on the NASD Electronic Bulletin Board (OTC-BB), there has been a limited trading market for its Common Stock. For the past two calendar years to the present, transactions in the Common Stock can only be described as sporadic. Consequently, Xerion is of the opinion that any published prices cannot be attributed to a liquid and active trading market and, therefore, are not indicative of any meaningful market value.

      The following table sets forth for the respective periods indicated the prices of Xerion's Common Stock on the NASD Electronic Bulletin Board over-the-counter market (OTC-BB), trading symbol XECO. Such prices are based on inter-dealer bid prices, without markup, markdown, commissions, or adjustments and may not represent actual transactions.

                               High Closing   Low Closing
Year Ended December 31, 2003    Bid Price      Bid Price
----------------------------   ------------   -----------

1st Quarter                    $       0.55   $      0.25
2nd Quarter                    $       1.01   $      0.25
3rd Quarter                    $       4.00   $      0.35
4th Quarter                    $       4.50   $      2.00

Year Ended December 31, 2004
----------------------------

1st Quarter                    $       2.00   $      1.75
2nd Quarter                    $       1.75   $      1.58
3rd Quarter                    $       1.58   $      0.60
4th Quarter                    $       0.60   $      0.16

Year Ended December 31, 2005
----------------------------

1st Quarter                    $       0.18   $      0.12
2nd Quarter                    $       0.15   $      0.12
3rd Quarter                    $       0.20   $      0.12
4th Quarter                    $       0.35   $      0.15


      As of January ___, 2006, the closing bid price for Xerion's Common Stock was $__________ per share.

      Since its inception, no dividends have been paid on Xerion's Common Stock. Xerion intends to retain any earnings for use in its business activities, so it is not expected that any dividends on the Common Stock will be declared and paid in the foreseeable future.

      On January 10, 2005, there were __________ holders of record of Xerion's Common Stock.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Xerion believes all forms required to be filed under Section 16 of the Exchange Act have been filed timely.

                        HISTORICAL FINANCIAL INFORMATION

      The audited financial statements of Town House for the two years ended December 31, 2003 and 2004, together with the report of Murrell, Hall, McIntosh & Co., PLLP, independent auditors, are attached to the Form 8-K current report of Xerion dated October 18, 2005, which is available at www.Sec.gov.

                              PRO FORMA INFORMATION

      The Pro Forma Financial Information, consistent with Item 310(d) of Regulation S-B showing the effect on Xerion and Town House of the Town House acquisition by Xerion, are also attached to the Form 8-K current report of Xerion dated October 18, 2005, which is available at www.Sec.gov.

                              AVAILABLE INFORMATION

      Xerion is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Commission. The Registration Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the U.S. Securities and Exchange Commission (the "Commission") at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained from the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site where the Registration Statement and other information filed with the Commission may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

                                    By Order of the Board of Directors of

                                    XERION ECOSOLUTIONS GROUP INC.

                                    By
                                       ---------------------------
                                       Hu Min, Secretary

                                                                       Exhibit A
                                                                              to
                                                           Information Statement

                          AGREEMENT AND PLAN OF MERGER

      This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of December ____, 2005, is entered into between Xerion EcoSolutions Group Inc., a Colorado corporation (the "Company"), and SINO-American Development Corporation, a Nevada corporation and a wholly owned subsidiary of the Company ("SADC"). The Company and SADC may hereinafter also be referred to individually as a "party" and collectively as the "parties."

                                    RECITALS

WHEREAS, the respective board of directors of each of the Company and SADC deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into SADC, and that SADC be the surviving corporation (the Reincorporation Merger"); and

WHEREAS, the Company has submitted this Agreement for approval to the holders of shares of Common Stock of the Company ("Colorado Common Stock").

NOW, THEREFORE, in consideration of the premises and of the agreements of the Parties hereto contained herein, the parties agree as follows:

                                    ARTICLE I

                   THE REINCORPORATION MERGER; EFFECTIVE TIME

Section 1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into SADC whereupon the separate existence of the Company shall cease. SADC shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the Revised Statutes of the State of Nevada, as amended (the "NRS") and in the Colorado Business Corporation Act, as amended (the "CBCA") and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal, intellectual or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

Section 1.2.  Effective  Time.  Provided that the condition set forth in Section
5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and SADC shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the "Colorado Articles of Merger") and Articles of Merger to be executed and filed with the Secretary of State of Nevada (the "Nevada Articles of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Nevada Articles of Merger (the "Effective Time").

                                   ARTICLE II

                 CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

Section 2.1. The Articles of  Incorporation.  The Articles of  Incorporation  of
SADC in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

Section 2.2. The Bylaws. The bylaws of SADC in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

                                   ARTICLE III

               OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

Section 3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

Section 3.2. Directors. The directors of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

                                   ARTICLE IV

                        EFFECT OF MERGER ON CAPITAL STOCK

Section 4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, SADC or the shareholders of the Company:

      (a) Each share of Colorado Common Stock, other than shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Article 113 of the CBCA, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock or any other action) into one fully paid and non-assessable share of Common Stock, par value $0.001, of SADC (thr "Nevada Common Stock" as adjusted for the one-for-eight reverse stock split), with the same rights, powers and privileges as the shares so converted and all shares of Colorado Common Stock shall be cancelled and retired and shall cease to exist.

      (b) Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of SADC.

Section 4.2. Certificates. At and after the Effective Time, all of the outstanding Certificates which immediately prior thereto represented shares of Colorado Common Stock (other than Dissenting Shares) or options, warrants, purchase rights, units or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Nevada Common Stock, or options, warrants, purchase rights, units or other securities of SADC, as the case may be, into which the shares of Colorado Common Stock or options, warrants, purchase rights, units or other securities of the Company represented by such Certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding Certificates shall, until such Certificates shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Nevada Common Stock or options, warrants, purchase rights, units or other securities of SADC, as the case may be, evidenced by such outstanding Certificates, as above provided.

Section 4.3 Dissenters' Rights. No Dissenting Shareholder shall be entitled to shares of Nevada Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Nevada Common Stock pursuant to Section 4.1 hereof.

                                    ARTICLE V

                               CONDITION PRECEDENT

Section 5.1. Condition to Each Party's Obligation to Effect the Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by a majority of the holders of Colorado Common Stock pursuant to the CBCA and the Articles of Incorporation, as amended, of the Company.

                                   ARTICLE VI

                                   TERMINATION

Section 6.1. Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or SADC, or any of their respective shareholders, directors or officers.

                                   ARTICLE VII

                            MISCELLANEOUS AND GENERAL

Section 7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Colorado Common Stock shall not
(i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the Articles of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

Section 7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 7.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

Section 7.4. Entire Agreement. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

Section 7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                              Xerion EcoSolutions Group Inc.
                              a Colorado corporation

                              By:
                                 ------------------------
                              Name: Fang Zhong
                              Title: Chief Executive Officer, President and
                                     Treasurer

                              SINO-American Development Corporation
                              a Nevada corporation

                              By:
                                 ------------------------
                              Name: Fang Zhong
                              Title: Chief Executive Officer, President and
                                     Treasurer

                                                                       Exhibit B
                                                                              to
                                                           Information Statement
                                                                       Exhibit B
                                                                              to
                                                           Information Statement

                            ARTICLES OF INCORPORATION

                                       OF

                      SINO-AMERICAN DEVELOPMENT CORPORATION

      The undersigned natural person, being more than eighteen years of age, hereby establishes a corporation pursuant to the statutes of the State of Nevada and adopts the following Articles of Incorporation.

      FIRST:   The  name  of  the  corporation  is   SINO-American   Development
Corporation.

      SECOND: The corporation shall have perpetual existence.

      THIRD:

      A. The purpose or purposes for which the corporation is organized shall be:

            1. To engage in any lawful business and to exercise all powers authorized under Chapter 78 of the Nevada Revised Statutes as now exists and may hereafter be amended.

            2.    To purchase and develop real estate,  and purchase  either the
                  assets  or  capital  stock  of  other  businesses,   including
                  corporations and partnerships

      B. The corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of the State of Nevada and may do everything necessary, suitable or proper in the accomplishment of any of its corporate purposes.

      FOURTH:

      A. The aggregate number of shares that the corporation shall have the authority to issue is 150,000,000 shares of common stock, $.001 par value, and 50,000,000 shares of preferred stock, $.001par value.

      B. Each shareholder of record shall have one vote for each share of stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors he shall have the right to vote such number of shares for as many persons as there are directors to be elected. Cumulative voting shall not be allowed in the election of directors or for any other purpose.

      C. At all meetings of shareholders, one-third of the shares entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum and at any meeting at which a quorum is present the affirmative vote of a greater proportion or number is required by the laws of Nevada, in which case, including an amendment to these Articles of Incorporation, an affirmative vote by a majority of shares represented at such meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of the shares entitled to vote at such meeting shall be the act of the shareholders.

      D. No shareholder of the corporation shall have any pre-emptive right or similar right to acquire or subscribe for any additional unissued or treasury shares of stock, or other securities of any class or rights, warrants or options to purchase stock or scrip or securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

      E. The corporation shall have the right to impose restrictions on the sale and transfer of its shares of stock.

      FIFTH: The corporation shall have the right to indemnify any person to the fullest extent allowed by the laws of the State of Nevada, except as limited by the by-laws of the corporation from time to time in effect.

      SIXTH: The business and affairs of the corporation shall be managed by the Board of Directors and the number of members, which shall be fixed by the by-laws, shall not be less than three (3) person, provided however, that so long as the corporation has less than three (3) shareholders, the Board of Directors shall consist of the same number of persons as the corporation has stockholders. No director need be a resident of the State of Nevada or a shareholder of the corporation. The names and addresses of persons who shall serve as the directors until the first annual meeting of shareholders or until their successors be elected and qualified are:

      Name              Address

      Fang Zhong        Suite A-C, 20/F Neich Tower
                          128 Gloucester Road
                          Wanchai, Hong Kong
                          The People's Republic of China

      Fang Weijun       Suite A-C, 20/F Neich Tower
                          128 Gloucester Road
                          Wanchai, Hong Kong
                          The People's Republic of China

      Fang Weifeng      Suite A-C, 20/F Neich Tower
                          128 Gloucester Road
                          Wanchai, Hong Kong
                          The People's Republic of China

      Yang Jeongho      300 West Naomi Avenue
                        Arcadia, CA 91007

      Paul Mai 2868     S. Concord Avenue
                        Ontario, CA 91761

      SEVENTH: The meeting of the shareholders and of the directors of this corporation may be held at such places within or without the State of Nevada as may be designated from time to time by the Board of Directors or by the by-laws, and all business transacted at such meeting and the proceedings thereat shall have the same binding force and effect as if such meeting was held at the registered office of the corporation in the State of Nevada.

      EIGHTH: The registered office of the corporation is in the County of Clark, State of Nevada and is located at The Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, Nevada 89511. The name of its resident agent is The Corporation Trust Company of Nevada.

      NINTH: The address of the principal place of business of the corporation is Suite A-C. 20/F Neich Tower, 128 Gloucester Road, Wanchai, Hong Kong, The People's Republic of China, and at such other places as the corporation may elect to conduct its business in the State of Nevada or in such other states, territories and foreign countries as the Board of Directors may deem advisable.

      TENTH: The name of the incorporator of the corporation is Stephen A. Zrenda, Jr. and his address is 5700 N.W. 132nd Street, Oklahoma City, Oklahoma 73142-4430.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December 2005, hereby declaring and certifying that the facts stated herein above are true.

                                                 /s/ Stephen A. Zrenda, Jr.
                                                 --------------------------

                                                                       Exhibit B
                                                                              to
                                                           Information Statement

                            ARTICLES OF INCORPORATION

                                       OF

                      SINO-AMERICAN DEVELOPMENT CORPORATION

      The undersigned natural person, being more than eighteen years of age, hereby establishes a corporation pursuant to the statutes of the State of Nevada and adopts the following Articles of Incorporation.

      FIRST:   The  name  of  the  corporation  is   SINO-American   Development
Corporation.

      SECOND: The corporation shall have perpetual existence.

      THIRD:

      A. The purpose or purposes for which the corporation is organized shall be:

            1. To engage in any lawful business and to exercise all powers authorized under Chapter 78 of the Nevada Revised Statutes as now exists and may hereafter be amended.

            2.    To purchase and develop real estate,  and purchase  either the
                  assets  or  capital  stock  of  other  businesses,   including
                  corporations and partnerships

      B. The corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of the State of Nevada and may do everything necessary, suitable or proper in the accomplishment of any of its corporate purposes.

      FOURTH:

      A. The aggregate number of shares that the corporation shall have the authority to issue is 150,000,000 shares of common stock, $.001 par value, and 50,000,000 shares of preferred stock, $.001 par value.

      B. Each shareholder of record shall have one vote for each share of stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors he shall have the right to vote such number of shares for as many persons as there are directors to be elected. Cumulative voting shall not be allowed in the election of directors or for any other purpose.

      C. At all meetings of shareholders, one-third of the shares entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum and at any meeting at which a quorum is present the affirmative vote of a greater proportion or number is required by the laws of Nevada, in which case, including an amendment to these Articles of Incorporation, an affirmative vote by a majority of shares represented at such meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of the shares entitled to vote at such meeting shall be the act of the shareholders.

      D. No shareholder of the corporation shall have any pre-emptive right or similar right to acquire or subscribe for any additional unissued or treasury shares of stock, or other securities of any class or rights, warrants or options to purchase stock or scrip or securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

      E. The corporation shall have the right to impose restrictions on the sale and transfer of its shares of stock.

      FIFTH: The corporation shall have the right to indemnify any person to the fullest extent allowed by the laws of the State of Nevada, except as limited by the by-laws of the corporation from time to time in effect.

      SIXTH: The business and affairs of the corporation shall be managed by the Board of Directors and the number of members, which shall be fixed by the by-laws, shall not be less than three (3) person, provided however, that so long as the corporation has less than three (3) shareholders, the Board of Directors shall consist of the same number of persons as the corporation has stockholders. No director need be a resident of the State of Nevada or a shareholder of the corporation. The names and addresses of persons who shall serve as the directors until the first annual meeting of shareholders or until their successors be elected and qualified are:

      Name              Address
      ----              -------

      Fang Zhong        Suite A-C, 20/F Neich Tower
                          128 Gloucester Road
                          Wanchai, Hong Kong
                          The People's Republic of China

      Fang Weijun       Suite A-C, 20/F Neich Tower
                          128 Gloucester Road
                          Wanchai, Hong Kong
                          The People's Republic of China

      Fang Weifeng      Suite A-C, 20/F Neich Tower
                          128 Gloucester Road
                          Wanchai, Hong Kong
                          The People's Republic of China

      Yang Jeongho      300 West Naomi Avenue
                        Arcadia, CA 91007

      Paul Mai          2868 S. Concord Avenue
                        Ontario, CA 91761

      SEVENTH: The meeting of the shareholders and of the directors of this corporation may be held at such places within or without the State of Nevada as may be designated from time to time by the Board of Directors or by the by-laws, and all business transacted at such meeting and the proceedings thereat shall have the same binding force and effect as if such meeting was held at the registered office of the corporation in the State of Nevada.

      EIGHTH: The registered office of the corporation is in the County of Clark, State of Nevada and is located at The Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, Nevada 89511. The name of its resident agent is The Corporation Trust Company of Nevada.

      NINTH: The address of the principal place of business of the corporation is Suite A-C. 20/F Neich Tower, 128 Gloucester Road, Wanchai, Hong Kong, The People's Republic of China, and at such other places as the corporation may elect to conduct its business in the State of Nevada or in such other states, territories and foreign countries as the Board of Directors may deem advisable.

      TENTH: The name of the incorporator of the corporation is Stephen A. Zrenda, Jr. and his address is 5700 N.W. 132nd Street, Oklahoma City, Oklahoma 73142-4430.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of December 2005, hereby declaring and certifying that the facts stated herein above are true.

                                          /s/ Stephen A. Zrenda, Jr.
                                          --------------------------
                                          Stephen A. Zrenda, Jr.

                                                                       Exhibit C
                                                                              to
                                                           Information Statement

                             INDEX TO THE BYLAWS OF

                      SINO-AMERICAN DEVELOPMENT CORPORATION

ARTICLE 1 - OFFICES............................................1
             SECTION 1.1  PRINCIPAL OFFICE.....................1
             SECTION 1.2  REGISTERED OFFICE....................1

ARTICLE 2 - SHAREHOLDERS.......................................1
             SECTION 2.1  ANNUAL MEETING.......................1
             SECTION 2.2  SPECIAL MEETINGS.....................1
             SECTION 2.3  PLACE OF MEETINGS....................2
             SECTION 2.4  NOTICE OF MEETING....................2
             SECTION 2.5  MEETING OF ALL SHAREHOLDERS..........2
             SECTION 2.6  CLOSING OF TRANSFER BOOKS OR
                  FIXING OF RECORD DATE........................2
             SECTION 2.7  VOTING RECORD........................3
             SECTION 2.8  QUORUM...............................3
             SECTION 2.9  MANNER OF ACTING.....................3
             SECTION 2.10  PROXIES.............................3
             SECTION 2.11  VOTING OF SHARES....................3
             SECTION 2.12  VOTING OF SHARES BY CERTAIN
                  SHAREHOLDERS.................................4
             SECTION 2.13  INFORMAL ACTION BY SHAREHOLDERS.....4
             SECTION 2.14  VOTING BY BALLOT....................4
             SECTION 2.15  CUMULATIVE VOTING...................5

ARTICLE 3 - BOARD OF DIRECTORS.................................5
             SECTION 3.1  GENERAL POWERS.......................5
             SECTION 3.2  PERFORMANCE OF DUTIES................5
             SECTION 3.3  NUMBER, TENURE AND QUALIFICATIONS....5
             SECTION 3.4  REGULAR MEETINGS.....................6
             SECTION 3.5  SPECIAL MEETINGS.....................6
             SECTION 3.6  NOTICE...............................6
             SECTION 3.7  QUORUM...............................6
             SECTION 3.8  MANNER OF ACTING.....................6
             SECTION 3.9  INFORMAL ACTION BY DIRECTORS.........7
             SECTION 3.10  PARTICIPATION BY ELECTRONIC MEANS...7
             SECTION 3.11  VACANCIES...........................7
             SECTION 3.12  RESIGNATION.........................7
             SECTION 3.13  REMOVAL.............................7
             SECTION 3.14  COMMITTEES..........................7
             SECTION 3.15  COMPENSATION........................8
             SECTION 3.16  PRESUMPTION OF ASSENT...............8

ARTICLE 4 - OFFICERS...........................................8
             SECTION 4.1  NUMBER...............................8
             SECTION 4.2  ELECTION AND TERM OF OFFICE..........8
             SECTION 4.3  REMOVAL..............................8
             SECTION 4.4  VACANCIES............................8
             SECTION 4.5  PRESIDENT............................9
             SECTION 4.6  VICE PRESIDENT.......................9
             SECTION 4.7  SECRETARY............................9
             SECTION 4.8  TREASURER............................10
             SECTION 4.9  ASSISTANT SECRETARIES AND ASSISTANT
                  TREASURERS...................................10
             SECTION 4.10  BONDS...............................10
             SECTION 4.11  SALARIES............................10

ARTICLE 5 - CONTRACTS, LOANS, CHECKS AND DEPOSITS..............10
             SECTION 5.1  CONTRACTS............................10
             SECTION 5.2  LOANS................................10
             SECTION 5.3  CHECKS, DRAFTS, ETC..................11
             SECTION 5.4  DEPOSITS.............................11

ARTICLE 6 - SHARES, CERTIFICATES FOR SHARES
                  AND TRANSFER OF SHARES.......................11
             SECTION 6.1  REGULATION...........................11
             SECTION 6.2  CERTIFICATES FOR SHARES..............11
             SECTION 6.3  CANCELLATION OF CERTIFICATES.........12
             SECTION 6.4  LOST, STOLEN OR DESTROYED
                  CERTIFICATES.................................12
             SECTION 6.5  TRANSFER OF SHARES...................12

ARTICLE 7 - FISCAL YEAR........................................12

ARTICLE 8 - DIVIDENDS..........................................12

ARTICLE 9 - CORPORATE SEAL.....................................13

ARTICLE 10 - WAIVER OF NOTICE..................................13

ARTICLE 11 - AMENDMENTS........................................13

ARTICLE 12 - EXECUTIVE COMMITTEE...............................13
             SECTION 12.1  APPOINTMENT.........................13
             SECTION 12.2  AUTHORITY...........................13
             SECTION 12.3  TENURE AND QUALIFICATIONS...........13
             SECTION 12.4  MEETINGS............................14
             SECTION 12.5  QUORUM..............................14
             SECTION 12.6  INFORMAL ACTION BY EXECUTIVE
                  COMMITTEE....................................14
             SECTION 12.7  VACANCIES...........................14
             SECTION 12.8  RESIGNATIONS AND REMOVAL............14
             SECTION 12.9  PROCEDURE...........................14

ARTICLE 13 - INDEMNIFICATION...................................15
             SECTION 13.1  INDEMNIFICATION.....................15
             SECTION 13.2  RIGHT TO INDEMNIFICATION............15
             SECTION 13.3  GROUPS AUTHORIZED TO MAKE
                  INDEMNIFICATION DETERMINATION................16
             SECTION 13.4  PAYMENT AND ADVANCE OF EXPENSES.....16

                                     BYLAWS

                                       OF

                      SINO-AMERICAN DEVELOPMENT CORPORATION

                               ARTICLE 1 - OFFICES

                          SECTION 1.1 PRINCIPAL OFFICE

      The initial principal office of the Corporation in the state of Nevada shall be located in Las Vegas. The Corporation may have such other offices, either within or outside of the State of Nevada as the board of directors may designate, or as the business of the Corporation may require from time to time.

                          SECTION 1.2 REGISTERED OFFICE

      The registered office of the Corporation, required by Chapter 78 of the Nevada Revised Statutes to be maintained in the State of Nevada, may be, but need not be, identical with the principal office in the state of Nevada, and the address of the registered office may be changed from time to time by the board of directors.

                            ARTICLE 2 - SHAREHOLDERS

                           SECTION 2.1 ANNUAL MEETING

      The annual meeting of the shareholders shall be held on the first Tuesday in the month of May of each year, commencing with the year 2006, at the hour of 10:00 a.m., or at such other time on such other day as shall be fixed by the board of directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the state of Nevada, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

                          SECTION 2.2 SPECIAL MEETINGS

      Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by the board of directors, and shall be called by the president at the request of the holders of not less than one-tenth of all outstanding shares of the Corporation entitled to vote at the meeting.

                          SECTION 2.3 PLACE OF MEETINGS

      The board of directors may designate any place, either within or outside of the State of Nevada, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation in the state of Nevada.

                          SECTION 2.4 NOTICE OF MEETING

      Written notice stating the place, day and hour of the meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

                     SECTION 2.5 MEETING OF ALL SHAREHOLDERS

      Except as provided by law, if a majority of the shareholders meet at any time and place, either within or outside of the State of Nevada, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

         SECTION 2.6 CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE

      For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the board of directors of the Corporation may provide that the share transfer books shall be closed for a stated period but not to exceed, in any case, sixty days. If the share transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the share transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty days and, in case of a meeting of shareholders, not less than ten days prior t o the date on which the particular action, requiring such determination of shareholders, is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

                            SECTION 2.7 VOTING RECORD

      The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten days before such meeting of shareholders, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The record, for a period of ten days prior to such meeting, shall be kept on file at the principal office of the Corporation, whether within or outside of the State of Nevada, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

      The original stock transfer books shall be the prima facie evidence as to who are the shareholders entitled to examine the record or transfer books or to vote at any meeting of shareholders.

                               SECTION 2.8 QUORUM

      A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, except as otherwise provided by Chapter 78 of the Nevada Revised Statutes and the Articles of Incorporation. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting from time to time for a period not to exceed sixty days without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number of shareholders whose absence would cause there to be less than a quorum.

                          SECTION 2.9 MANNER OF ACTING

      If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of Incorporation or these bylaws.

                              SECTION 2.10 PROXIES

      At all meetings of shareholders a shareholder may vote in person or by proxy executed in writing by the shareholder or by a duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after six months from the date of its execution, unless otherwise provided in the proxy.

                          SECTION 2.11 VOTING OF SHARES

      Unless otherwise provided by these bylaws or the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to vote at a meeting of shareholders, and each fractional share shall be entitled to a corresponding fractional vote on each such matter.

              SECTION 2.12 VOTING OF SHARES BY CERTAIN SHAREHOLDERS

      Shares standing in the name of another Corporation may be voted by such officer, agent or proxy as the bylaws of such Corporation may prescribe, or, in the absence of such provision, as the board of directors of such other Corporation may determine.

      Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by an administrator, executor, court appointed guardian or conservator, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name.

      Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the trustee name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

      A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

      Neither shares of its own stock belonging to this Corporation, nor shares of its own stock held by it in a fiduciary capacity, nor shares of its own stock held by another Corporation if the majority of shares entitled to vote for the election of directors of such Corporation is held by this Corporation may be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time.

      Redeemable shares which have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of certificates therefore.

                  SECTION 2.13 INFORMAL ACTION BY SHAREHOLDERS

      Except as provided by law, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

                          SECTION 2.14 VOTING BY BALLOT

      Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

                         SECTION 2.15 CUMULATIVE VOTING

      Cumulative voting shall not be permitted in the election of officers or directors, or in any other matter.

                         ARTICLE 3 - BOARD OF DIRECTORS

                           SECTION 3.1 GENERAL POWERS

      The business and affairs of the Corporation shall be managed by its board of directors.

                        SECTION 3.2 PERFORMANCE OF DUTIES

      A director of the Corporation shall perform his or her duties as a director, including his or her duties as a member of any committee of the board upon which he or she may serve, in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in paragraphs A, B, and C of this Section 3.2; but he or she shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A person who so performs his or her duties shall not have any liability by reason of being or having been a director of the Corporation. Those persons and groups on whose information, opinions, reports, and statements a director is entitled to rely upon are:

      A. One or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matter presented;

      B. Counsel, public accountants, or other persons as to matters which the director reasonably believes to be within such persons' professional or expert competence; or

      C. A committee of the board upon which he or she does not serve, duly designated in accordance with the provision of the Articles of Incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

                  SECTION 3.3 NUMBER, TENURE AND QUALIFICATIONS

      The number of directors of the Corporation shall be fixed from time to time by resolution of the board of directors, but in no instance shall there be less than one director or that number otherwise required by law. Each director shall hold office until the next annual meeting of shareholders or until his or her successor shall have been elected and qualified. Directors need not be residents of the state of Nevada nor shareholders of the Corporation.

      There shall be a chairman of the board, who has been elected from among the directors. He or she shall preside at all meetings of the stockholders and of the board of directors. He or she shall have such other powers and duties as may be prescribed by the board of directors.

                          SECTION 3.4 REGULAR MEETINGS

      A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, either within or without the state of Nevada, for the holding of additional regular meetings without other notice than such resolution.

                          SECTION 3.5 SPECIAL MEETINGS

      Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the state of Nevada, as the place for holding any special meeting of the board of directors called by them.

                               SECTION 3.6 NOTICE

      Written notice of any special meeting of directors shall be given as follows:

      By mail to each director at his or her business address at least three days prior to the meeting; or

      By personal delivery or telegram at least twenty-four hours prior to the meeting to the business address of each director, or in the event such notice is given on a Saturday, Sunday or holiday, to the residence address of each director. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be Transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

                               SECTION 3.7 QUORUM

      A majority of the number of directors fixed by or pursuant to Section 3.2 of this Article 3 shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

                          SECTION 3.8 MANNER OF ACTING

      Except as otherwise required by law or by the Articles of Incorporation, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

                    SECTION 3.9 INFORMAL ACTION BY DIRECTORS

      Any action required or permitted to be taken by the board of directors or by a committee thereof at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors or all of the committee members entitled to vote with respect to the subject matter thereof.

                 SECTION 3.10 PARTICIPATION BY ELECTRONIC MEANS

      Any members of the board of directors or any committee designated by such board may participate in a meeting of the board of directors or committee by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

                             SECTION 3.11 VACANCIES

      Any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the board of directors for a term of office continuing only until the next election of directors by the shareholders.

                            SECTION 3.12 RESIGNATION

      Any director of the Corporation may resign at any time by giving written notice to the president or the secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

                              SECTION 3.13 REMOVALS

      Any director or directors of the Corporation may be removed at any time, with or without cause, in the manner provided in Chapter 78 of the Nevada Revised Statutes.

                             SECTION 3.14 COMMITTEES

      By resolution adopted by a majority of the board of directors, the directors may designate two or more directors to constitute a committee, any of which shall have such authority in the management of the Corporation as the board of directors shall designate and as shall be prescribed by Chapter 78 of the Nevada Revised Statutes.

                            SECTION 3.15 COMPENSATION

      By resolution of the board of directors and irrespective of any personal interest of any of the members, each director may be paid his or her expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                       SECTION 3.16 PRESUMPTION OF ASSENT

      A director of the Corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                              ARTICLE 4 - OFFICERS

                               SECTION 4.1 NUMBER

      The officers of the Corporation shall be a president, a secretary and a treasurer, each of whom shall be elected by the board of directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the board of directors. Any two or more offices may be held by the same person.

                     SECTION 4.2 ELECTION AND TERM OF OFFICE

      The officers of the Corporation to be elected by the board of directors shall be elected annually by the board of directors at the first meeting of the board of directors held after the annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as practicable. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided.

                               SECTION 4.3 REMOVAL

      Any officer or agent may be removed by the board of directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

                              SECTION 4.4 VACANCIES

      A  vacancy  in  any  office  because  of  death,   resignation,   removal,
disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

                              SECTION 4.5 PRESIDENT

      The president shall be the chief executive officer of the Corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the Corporation. He or she shall, when present, and in the absence of a chairman of the board, preside at all meetings of the shareholders and of the board of directors. He or she may sign, with the secretary or any other proper officer of the Corporation thereunto authorized by the board of directors, certificates for shares of the Corporation and deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, excepted in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

                           SECTION 4.6 VICE PRESIDENT

      If elected or appointed by the board of directors, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall, in the absence of the president or in the event of his or her death, inability or refusal to act, perform all duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Any vice president may sign, with the treasurer or an assistant treasurer or the secretary or an assistant secretary, certificates for shares of the Corporation; and shall perform such other duties as from time to time may be assigned to him or her by the president or by the board of directors.

                              SECTION 4.7 SECRETARY

      The secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) sign with the chairman or vice chairman of the board of directors, or the president, or a vice president, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the president or by the board of directors.

                              SECTION 4.8 TREASURER

      The treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article 5 of these bylaws; and (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the president or by the board of directors.

           SECTION 4.9 ASSISTANT SECRETARIES AND ASSISTANT TREASURERS

      The assistant secretaries, when authorized by the board of directors, may sign with the chairman or vice chairman of the board of directors or the president or a vice president certificates for shares of the Corporation the issuance of which shall have been authorized by a resolution of the board of directors. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, respectively, or by the president or the board of directors.

                               SECTION 4.10 BONDS

      If the board of directors by resolution shall so require, any officer or agent of the Corporation shall give bond to the Corporation in such amount and with such surety as the board of directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

                              SECTION 4.11 SALARIES

      The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

                ARTICLE 5 - CONTRACTS, LOANS, CHECKS AND DEPOSITS

                              SECTION 5.1 CONTRACTS

The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

                                SECTION 5.2 LOANS

      No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

                        SECTION 5.3 CHECKS, DRAFTS, ETC.

      All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

                              SECTION 5.4 DEPOSITS

      All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the board of directors may select.

                   ARTICLE 6 - SHARES, CERTIFICATES FOR SHARES
                             AND TRANSFER OF SHARES

                             SECTION 6.1 REGULATION

      The board of directors may make such rules and regulations as it may deem appropriate concerning the issuance, transfer and registration of certificates for shares of the Corporation, including the appointment of transfer agents and registrars.

                       SECTION 6.2 CERTIFICATES FOR SHARES

      Certificates representing shares of the Corporation shall be respectively numbered serially for each class of shares, or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, and shall be signed by the chairman or vice-chairman of the board of directors or by the president or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary; provided that such signatures may be facsimile if the certificate is counter-signed by a transfer agent, or registered by a registrar other than the Corporation itself or its employee. Each certificate shall state the name of the Corporation, the fact that the Corporation is organized or incorporated under the laws of the state of Nevada, the name of the person to whom issued, the date of issue, the class (or series of any class), the number of shares represented thereby and the par value of the shares represented thereby or a statement that such shares are without par value. A statement of the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the Corporation shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any shareholder upon request without charge. Each certificate shall be otherwise in such form as may be prescribed by the board of directors and as shall conform to the rules of any stock exchange on which the shares may be listed.

      The Corporation shall not issue certificates representing fractional shares and shall not be obligated to make any transfers creating a fractional interest in a share of stock. The Corporation may, but shall not be obligated to, issue scrip in lieu of any fractional shares, such scrip to have terms and conditions specified by the board of directors.

                    SECTION 6.3 CANCELLATION OF CERTIFICATES

      All certificates surrendered to the Corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as herein provided with respect to lost, stolen or destroyed certificates.

               SECTION 6.4 LOST, STOLEN OR DESTROYED CERTIFICATES

      Any shareholder claiming that his or her certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of that fact and lodge the same with the secretary of the Corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the Corporation not exceeding an amount double the value of the shares as represented by such certificate (the necessity for such bond and the amount required to be determined by the president and treasurer of the Corporation), a new certificate may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed.

                         SECTION 6.5 TRANSFER OF SHARES

      Subject to the terms of any shareholder agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of Incorporation or authorized therein, shares of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his or her duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed and payment of all taxes therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the Corporation, a transfer of shares can be made only on the books of the Corporation and in the manner hereinabove provided, and the Corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the state of Nevada.

                             ARTICLE 7 - FISCAL YEAR

      The fiscal year of the Corporation shall end on the last day of December in each calendar year. The fiscal year of the Corporation may be changed by the affirmative vote of a majority of the board of directors.

                              ARTICLE 8 - DIVIDENDS

      The board of directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

                           ARTICLE 9 - CORPORATE SEAL

      The board of directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of incorporation and the words "CORPORATE SEAL."

                          ARTICLE 10 - WAIVER OF NOTICE

      Whenever any notice is required to be given under the provisions of these bylaws or under the provisions of the Articles of Incorporation or under the provisions of the Chapter 78 of the Nevada Revised Statutes, or otherwise, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the event or other circumstance requiring such notice, shall be deemed equivalent to the giving of such notice.

                             ARTICLE 11 - AMENDMENTS

      These bylaws may be altered, amended or repealed and new bylaws may be adopted by a majority of the directors present at any meeting of the board of directors of the Corporation at which a quorum is present.

                        ARTICLE 12 - EXECUTIVE COMMITTEE

                            SECTION 12.1 APPOINTMENT

      The board of directors by resolution adopted by a majority of the full board, may designate two or more of its members to constitute an executive committee. The designation of such committee and the delegation thereto of authority shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed by law.

                             SECTION 12.2 AUTHORITY

      The executive committee, when the board of directors is not in session, shall have and may exercise all of the authority of the board of directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee and except also that the executive committee shall not have the authority of the board of directors in reference to amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease or other disposition of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business, Recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof, or amending the bylaws of the Corporation.

                     SECTION 12.3 TENURE AND QUALIFICATIONS

      Each member of the executive committee shall hold office until the next regular annual meeting of the board of directors following his or her designation and until his or her successor is designated as a member of the executive committee and is elected and qualified.

                              SECTION 12.4 MEETINGS

      Regular meetings of the executive committee may be held without notice at such time and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral, and if mailed, shall be deemed to be delivered when deposited in the United States mail addressed to the member of the executive committee at his or her business address. Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.

                               SECTION 12.5 QUORUM

      A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

               SECTION 12.6 INFORMAL ACTION BY EXECUTIVE COMMITTEE

      Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

                             SECTION 12.7 VACANCIES

      Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full board of directors.

                      SECTION 12.8 RESIGNATIONS AND REMOVAL

      Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the president or secretary of the Corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                             SECTION 12.9 PROCEDURE

      The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting thereof held next after the proceedings shall have been taken.

                          ARTICLE 13 - INDEMNIFICATION

                          SECTION 13.1 INDEMNIFICATION

      The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct as unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe his conduct was unlawful.

      The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation. Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

                      SECTION 13.2 RIGHT TO INDEMNIFICATION

      To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 13.1 and 13.2 of this
Article 13, or in defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

      SECTION 13.3 GROUPS AUTHORIZED TO MAKE INDEMNIFICATION DETERMINATION

      Any indemnification under Sections 13.1 or 13.2 of this Article 13, unless ordered by a court or advanced pursuant to Section 13.2, may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (a) by the stockholders; (b) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suite or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

                  SECTION 13.4 PAYMENT AND ADVANCE OF EXPENSES

      The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. The provisions of this Section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

                                                                       Exhibit D
                                                                              to
                                                           Information Statement

                   2006 Stock Option, SAR and Stock Bonus Plan

                                    ARTICLE 1

General Provisions

1.1 Purpose. The purpose of the 2006 Stock Option, SAR and Stock Bonus Plan (the "Plan") shall be to retain and compensate its directors, officers, employees and independent consultants (the "Participants") of SINO-American Development Corporation (the "Company") and its subsidiaries, if any, by way of granting (i) non-qualified stock options ("Stock Options"), (ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SAR's"), and (iii) stock bonuses. In addition, no consultant shall be a Participant in this Plan in consideration for consulting or other services related to capital raising activities for The Company or related to any stock promotion activities for the Company. For the purpose of this Plan, Stock Option SAR's are sometimes collectively herein called "SAR's;" and Stock Options. The Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. Furthermore, under the Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e) and
(f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

1.2 General. The terms and provisions of this Article I shall be applicable to Stock Options and SAR's unless the context herein clearly indicates to the contrary.

1.3 Administration of the Plan. The Plan shall be administered by the Stock Plan Committee (the "Committee") appointed by the Board of Directors (the "Board") of the Company and consisting of at least one member from the Board. The members of the Committee shall serve at the pleasure of the Board. The Committee shall have the power where consistent with the general purpose and intent of the Plan to
(i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee. Mr. Fang Zhong, Mr. Yang Jeongho, Mr. Fang Weifeng have been appointed as the initial members of the Committee.

1.4 Shares Subject to the Plan. Shares of stock ("Stock") covered by Stock Options, SAR's, and stock bonuses shall consist of 3,000,000 shares (following the planned 1-for-8 reverse split of the Common Stock of The Company) of the Common Stock, $.001 par value, of The Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Committee may grant Stock Options, SAR's and stock bonuses for such shares of Stock to other Participants. However, neither Stock Options nor SAR's shall be granted again for shares of Stock which have been subject to SAR's which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SAR's as provided in Article II hereof.

1.5 Participation in the Plan. The Committee shall determine from time to time those Participants who are to be granted Stock Options, SAR's and stock bonuses and the number of shares of Stock covered thereby.

1.6 Determination of Fair Market Value. As used in the Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc., Automated Quotation System, the NASD electronic bulletin board, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or, (v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of The Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

1.7 Adjustments Upon Changes in Capitalization. The aggregate number of shares of Stock under Stock Options granted under the Plan, the Option Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option shall be approximately adjusted by the Committee to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving The Company except that a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or the resulting corporation, shall cause the Plan and any Stock Option, or SAR granted thereunder, to terminate upon the effective date of such dissolution, liquidation,  merger or consolidation.  Provided,  that for the purposes of this
Section 1.7, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event will not cause a termination. Appropriate adjustment may also be made by the Committee in the terms of a SAR to reflect any of the foregoing changes.

1.8 Amendment and Termination of the Plan. The Plan shall terminate at midnight, January 31, 2009, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the Board of Directors, increase the aggregate number of shares of Stock which may be purchased under Stock Options, SAR's or stock bonuses granted under the Plan; or withdraw the administration of the Plan from the Committee. Except as provided in this
Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option or SAR theretofore granted under the Plan without the consent of the affected Participant.

1.9   Effective Date.  The Plan shall be effective January ___, 2006.

1.10 Securities Law Requirements. The Company shall have no liability to issue any Stock hereunder unless the issuance of such shares would comply with any applicable federal or state securities laws or any other applicable law or regulations thereunder.

1.11 Separate Certificates. Separate certificates representing the Common Stock of the Company to be delivered to a Participant upon the exercise of any Stock Option, or SAR will be issued to such Participant.

1.12  Payment for Stock; Receipt of Stock or Cash in Lieu of Payment.

(a) Payment for Stock. Payment for shares of Stock acquired under this Plan shall be made in full and in cash or check made payable to the Company or may be made by the transfer of common stock owned by the Participant to the Company at fair value. Provided, payment for shares of Stock purchased under this Plan may also be made in Common Stock of the Company or a combination of cash and Common Stock of the Company in the event that the purchase of shares is pursuant to the exercise of rights under an SAR attached to the Option and which is exercisable on the date of exercise of the Option. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of a Stock Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan.

(b) Receipt of Stock or Cash in Lieu of Payment. Furthermore, a Participant may exercise an Option without payment of the Option Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and which is exercisable on the date of exercise of the Option. In the event an Option with an SAR attached is exercised without payment of the Option Price, the Participant shall be entitled to receive either (i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

1.13 Incurrence of Disability. A Participant shall be deemed to have terminated consulting and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Committee, totally and permanently prevents a Participant from engaging in any substantial gainful consulting with the Company or a subsidiary.

1.14 Grants of Options and Stock Option Agreement. Each Stock Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Committee or by the written consent of the Committee and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Committee may determine, which terms, restrictions and conditions may or may not be the same in each case.

1.15 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

1.16 Non-Transferability of Options. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by him or her. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

1.17 Additional Documents on Death of Participant. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

1.18 Changes in Relationships. So long as the Participant shall continue to be an officer, director, employee or a consultant of the Company or any one of its subsidiaries, any Option granted to him or her shall not be affected by any change of duties or position. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue as an officer, director, employee or a consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate the consulting arrangement at any time.

1.19 Shareholder Rights. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

1.20 Right to Exercise Upon Company Ceasing to Exist. Where dissolution or liquidation of the Company or any merger consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination, as the case may be, to exercise, in whole or in part, his or her then remaining Options whether or not then exercisable, but limited to that number of shares that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section
280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his or her then remaining Options as provided in this
Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisebility of any such Options granted hereunder.

1.21 Assumption of Outstanding Options and SAR's. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization or liquidation transaction shall assume Options and SAR's outstanding under the Plan or issue new Options and/or SAR's in place of outstanding Options and/or SAR's under the Plan, as determined in its sole discretion.

                                   ARTICLE II

                       Terms of Stock Options and Exercise

2.1   General Terms.

(a) Grant and Terms for Stock Options. Stock Options shall be granted by the Committee on the following terms and conditions: No Stock Option shall be exercisable within thirty days from the date of grant (except as specifically provided in Subsection 2.l(c) hereof, with regard to the death or Disability of a Participant), nor more than three years after the date of grant. Subject to such limitation, the Committee shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock Options granted shall not be transferable except by will or by the laws of descent and distribution, Stock Options shall be exercisable only by the Participant while actively retained as a consultant by the Company or a subsidiary, except that
(i) any such Stock Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the Option Period of such Stock Option), (ii) if a Participant terminates his position as a consultant with the Company or a subsidiary on account of Retirement, such Participant may exercise any Stock Option which is otherwise exercisable at any time within three months of such date of termination and (iii) if a Participant terminates his position as a consultant with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any Stock Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12-month period following the date of such Participant's termination on account of Disability, the rights of the personal representative of such deceased
Participant  as such  relate  to any  Stock  Options  granted  to such  deceased
Participant  shall be governed in accordance with  Subsection  2.1(a)(i) of this
Article II.

(b) Option Price. The option price ("Option Price") for shares of Stock subject to a Stock Option shall be determined by the Committee, but in no event shall the Option Price of Stock Options be less than 85% of the "fair market value" of the Stock on the date of grant.

(c) Acceleration of Otherwise Unexerciseble Stock Option on Death, Disability or Other Special Circumstances. The Committee, in its sole discretion, may permit
(i) a Participant who terminates his position as a consultant due to a Disability, (ii) the personal representative of a deceased Participant, or (iii) any other Participant who terminates his position as a consultant upon the occurrence of special circumstances (as determined by the Committee) to exercise and purchase (within three months of such date of termination of consulting arrangement, or 12 months in the case of a deceased or disabled Participant; all or any part of the shares subject to Stock Option on the date of the Participant's Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued on such date. Provided, such discretionary authority of the Committee shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable six-month waiting period for exercise had not expired except in the event of the death or disability of the Participant when the personal representative of the deceased Participant or the disabled Participant may, with the consent of the Committee, exercise such Stock Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

(d) Number of Stock Options Granted. Participants may be granted more than one Stock Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan.

(e) Notice of Exercise Stock Option. Upon exercise of a stock option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Committee, at the Company's principal executive office. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                   ARTICLE III

                                      SAR's

3.1 General Terms.

(a) Grant and Terms of SAR's. The Committee may grant SAR's to Participants in connection with Stock Options granted under the Plan. SAR's shall not be exercisable (i) earlier than six months from the date of grant except as specifically provided in Subsection 3.l (b) hereof in the case of the death or Disability of a Participant, and (ii) shall terminate at such time as the Committee determines and shall be exercised only upon surrender of the related Stock Option and only to the extent that the related Stock Option (or the portion thereof as to which the SAR is exercisable) is exercised. SAR's may be exercised only by the Participant while actively engaged as a consultant by the Company or a subsidiary except that (i) any SAR's previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Committee, by the personal representative of a deceased Participant, even if such death should occur within six months of the date of grant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his position as a consultant with the Company or a subsidiary, as the case may be, on account of incurring a Disability, such Participant may exercise any SAR's which are otherwise exercisable, with the approval of the Committee, anytime within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SAR's granted to such deceased Participant shall be governed in accordance with
(i) of the second sentence of this Subsection 3.l (a) of this Article III. The applicable SAR shall (i) terminate upon the termination of the underlying Stock Option, as the case may be, (ii) only be transferable at the same time and under the same conditions as the underlying Stock Option is transferable, (iii) only be exercised when the underlying Stock Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

(b) Acceleration of Otherwise Unexerciseble SAR's upon Death, Disability or Other Special Circumstances. The Committee, in its sole discretion, may permit
(i) a Participant who terminates his position as a consultant with the Company or a subsidiary due to a Disability, (ii) the personal representative of such deceased Participant, or (iii) any other Participant who terminates employment as a consultant with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Committee) to exercise (within 12 months in the case of a disabled or deceased Participant) all or any part of any such SAR's previously granted to such Participant as of the date of such Participant's Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any with respect to such SAR's, had not accrued on such date. Provided, such discretionary authority of the Committee may not be exercised with respect to any SAR (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date, except (i) in the event of the Disability of the Participant or (ii) the death of the Participant, when such disabled Participant or the personal representative of such deceased Participant may, with the consent of the Committee, exercise such SAR's notwithstanding the fact that the applicable six-month waiting period had not yet expired.

(c) Form of Payment of SAR's. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Committee has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price, as applicable, under the related Stock Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR since the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

SINO-American Development Corporation

By: /s/ Fang Zhong
   ---------------
Fang Zhong, Chief Executive Officer and President

Date Plan adopted and approved by the Board of Directors:
January ____, 2006